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Exhibit 32.1

TE CONNECTIVITY LTD.
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned officers of TE Connectivity Ltd. (the "Company") hereby certify to their knowledge that the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 25, 2016 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ THOMAS J. LYNCH Thomas J. Lynch Chief Executive Officer April 21, 2016
/s/ MARIO CALASTRI Mario Calastri Senior Vice President, Treasurer, and Acting Chief Financial Officer April 21, 2016

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  Exhibit 32.1
TE CONNECTIVITY LTD. CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002